Offerings - Offering: 1	Oct. 20, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 66,231,726.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 5,762.16
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 625,957 Shares (approximately 25% of the net assets of the Fund as of September 1, 2026) based on a net asset value per share of $105.81 as of close of business on September 1, 2026.